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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      January 2, 2001
                                                     (December 29, 2000)
                                                -----------------------------


                        Princeton National Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


            0-20050                                  36-3210283
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   (Commission File Number)              (IRS Employer Identification No.)


606 South Main Street
Princeton, Illinois                                     61356
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(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code      (815) 875-4444
                                                   ---------------------------









                       Exhibit Index is located on page 4.
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Item 5.  Other Events

         On December 29, 2000, the Registrant issued a press release relating to the implementation of a stock repurchase program whereby the Registrant will repurchase up to 6 percent of its outstanding shares of common stock in the open market or in private transactions over the next twelve months. For information regarding the stock repurchase program, reference is made to the press release dated December 29, 2000, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits:

                  Exhibit 99      December 29, 2000 Press Release

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PRINCETON NATIONAL BANCORP, INC.
                                                 (Registrant)


                                      By:      /s/ Tony J. Sorcic
                                         -----------------------------------
                                            Tony J. Sorcic, President and
                                              Chief Executive Officer


Dated:  December 29, 2000

                                       3
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                                  EXHIBIT INDEX


Number                     Description
------                     -----------

  99                       December 29, 2000 Press Release
















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